--------------------------------------------------------------------------------

                                     [LOGO]

                              The Central European
                                Equity Fund, Inc.

                                  Annual Report

                                October 31, 2000

--------------------------------------------------------------------------------

                         [LOGO]                   The Central European
                                                    Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
                                                               December 22, 2000

Dear Shareholder,

      For the fiscal year ended October 31, 2000, the Central European Equity Fund's net asset value per share rose by 0.9% in U.S. dollar terms while its customized MSCI Index rose by 2.1%. During the first half of the fiscal year, the equity markets of Hungary, Poland and the Czech Republic were strong outperformers as investors focused on the anticipated benefits of membership in the European Union. However, in the second half of the year, the Eastern European equity markets succumbed to the global equity sell-off that began in April. Despite the correction, the major markets in Eastern Europe outperformed most markets in local terms. However, the strong dollar eclipsed many of these gains. We remain positive on the outlook of this region: the equity markets of Eastern Europe trade at superior valuations to both their U.S. and Western European counterparts, and their economies enjoy higher projected economic growth. Currently the U.S. market trades at 26x earnings, Western Europe at 24x earnings, while Poland trades at 18x earnings and Hungary 14x earnings. The valuation gap should narrow as investors once again focus on the significant growth potential of Eastern European equities.

      The prospects of EU membership offers Eastern Europe the opportunity to become part of a larger integrated market and a zone of stability. Over the coming years, as EU economic law becomes part of the national legal system in Central and Eastern Europe, substantial financial transfers would be available for economic and infrastructure development. As a result, Poland, Hungary and the Czech Republic should be viewed as "converging" rather than "emerging" markets. It can already be seen that the prospects of EU integration has an anchor effect for national economic policy in that recent elections have not triggered major policy changes. This suggests that the candidate countries may develop an economic momentum that is comparable to the process experienced in Spain, Portugal and Ireland in the past decade and that will likely result in considerable economic growth over the long term.

      In order for the Fund to capitalize fully on the benefits these changes should bring to the candidate countries, on November 3, 2000, the Board of Directors of the Fund removed the requirement that at least 25% of the Fund's assets be invested in Germany. The Fund is increasing its investments in Eastern European countries that are expected to join the EU, mainly Poland, Hungary and the Czech Republic. As of the date of this letter, the Fund's investments in Germany have been sold.

                             Sincerely,


/s/ Christian Strenger       /s/ Paul W. Higgins

Christian Strenger           Paul W. Higgins
Chairman                     President and Chief Executive Officer

--------------------------------------------------------------------------------
  For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit:
                                www.ceefund.com
--------------------------------------------------------------------------------

FUND HISTORY AS OF OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATISTICS:

Net Assets ...............................................         $ 140,923,475
Shares Outstanding .......................................             8,730,395
NAV Per Share ............................................                $16.14

TOTAL RETURNS:

  Period                                                                   NAV
---------                                                               --------
1 year ended 10/31/00 ....................................                0.94%
3 years ended 10/31/00(a) ................................               (8.56)%
5 years ended 10/31/00(a) ................................                2.47%
(a) Average annual return

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

  Record                                  Ordinary       LT Capital
   Date                                    Income           Gains         Total
 -------                                  --------       ----------       -----
11/16/98.........................           $0.14              --         $0.14
9/1/98...........................           $0.01           $0.01         $0.02
11/17/97.........................           $1.54           $5.01         $6.55
9/3/97...........................              --           $0.02         $0.02
12/19/96.........................           $0.11           $1.79         $1.90

OTHER INFORMATION:

NYSE Ticker Symbol .......................................                   CEE
NASDAQ Symbol.............................................                 XCEEX
Dividend Reinvestment Plan................................                   Yes
Voluntary Cash Purchase Program...........................                   Yes
Annual Expense Ratio......................................                 1.37%

10 LARGEST EQUITY HOLDINGS AS OF OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                             % of
                                                           Portfolio
                                                           ---------

 1. Matav                                                     8.2
 2. Telekomunikacja Polska                                    6.9
 3. Siemens                                                   6.4
 4. Deutsche Telekom                                          5.0
 5. Allianz                                                   4.3
 6. SAP                                                       4.0
 7. Cesky Telecom                                             3.8
 8. Ceske Energeticke Zavody                                  3.8
 9. Mol Magyar Olaj-ES Gazipari                               3.7
10. Komercni Banka                                            3.2

--------------------------------------------------------------------------------
 Country        % of
             Portfolio
-----------------------
 Poland         28.4
-----------------------
 Germany        27.9
-----------------------
 Hungary        20.0
-----------------------                          [MAP OMITTED]
 Czech
Republic        12.6
-----------------------
 Austria         4.3
-----------------------
 Croatia         4.1
-----------------------
 Russia          2.7
-----------------------
  Total         100%
-----------------------

--------------------------------------------------------------------------------

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

Question: In the Letter to Shareholders you mention that you plan to eliminate the Fund's investment in German equities and reallocate the assets to Eastern Europe. Why do you want to remove Germany all together just as its economic growth is picking up and they are lowering taxes?

Answer: Although we are shifting the Fund's investments from Germany to Eastern Europe, we still believe that Germany is an attractive investment vehicle due to many factors such as tax reform and the weak euro. However, on a relative basis, Eastern Europe appears even more attractive. With economic growth slowing on a global scale and the likelihood of lower interest rates, investors should become less risk averse to emerging markets. The risk premium for emerging markets should decline as economic and financial liquidity improves. There are three reasons why we like this region. First, we believe Eastern Europe offers much higher economic growth. For example, this year we expect 4.6% and 5.4% GDP growth for Poland and Hungary, compared to 3.3% in Germany. Second, considering the far lower equity valuations, the region becomes even more attractive. And third, the region will benefit from economic and interest rate convergence, as a result of a massive drive to raise living standards to the EU level. The best examples of convergence are the equity market returns in Portugal and Greece three years before being included in the EU.

Question: What is the current status of the negotiations with the Eastern European countries regarding enlargement of the European Union?

Answer: Negotiations with the Eastern European countries regarding integration into the body of rules and laws of the EU center around 29 different "chapters" that must be agreed upon prior to joining the EU. The majority of the chapters involve political and economic issues including the free movement of goods, people, and capital, competition policy, taxation, agriculture, social policy, technology, and common foreign and security policy. Currently, only 5 countries are in negotiations with the EU regarding all 29 chapters: the Czech Republic, Estonia, Hungary, Poland, and Slovenia.

Poland, the biggest economy among the applicant countries, has come a long way from the starting point of its economic and institutional transition. Today it is one of the most dynamic and prosperous of the Central European countries. About 65% of GDP is generated by the private sector compared with 80% in the EU, yet this figure is forecast to rise to 75% as many privatization projects are in the pipeline. On balance, Poland has reached about 60% of the EU average on most economic indicators. In addition, Poland is ahead of many of the applicant countries in terms of regulatory institutions, banking sector and legal reform. Currently, the most difficult issue, agriculture reform, is under negotiations.

Hungary has commenced negotiations on all 29 chapters and has closed 11 of these. The government aims to conclude the negotiations by the end of 2001. This target seems achievable, as there is broad consensus across party lines in favor of EU membership. In Hungary's case, the difficult issues will involve the free movement of people and agriculture. Hungary's strengths are its real economy and foreign trade. A rigorous focus on privatization, coupled with the early liberalization of foreign trade, has led to rapid growth in investment and productivity by EU standards. Regarding its business ties with EU companies, Hungary is the leading country in Eastern Europe. It leads in trade links with the EU and in the inflow of foreign direct investment per capita. The difference in personal incomes between Hungary and the EU should continue to diminish amid sustained future above-average economic growth. Over the next two years, GDP per capita is likely to rise from 49% of the EU average to about 61%.

The Czech Republic has stepped up its membership efforts considerably and has made remarkable progress following last year's criticisms from the EU Commission on its progress up to that point. The new pace is evident in the fact that the Czech Republic has closed 13 chapters already and is the only country to have closed the important chapter on the free movement of goods. Its GDP per capita of 50% of the EU level places it near the top of the EU candidate pool based on economic fundamentals.

Hanspeter Ackermann, Chief Investment Officer of the Central European Equity
Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

ECONOMIC OUTLOOK FOR THE
CENTRAL EUROPEAN ECONOMIES

Poland:

The tight monetary policy the government has in place has been successful in reducing inflation and shrinking the current account deficit. After peaking at 11.6% in July, inflation has fallen to below 10% in October, and we expect it to fall to 9% by January. On the external front, while the tight monetary policy has kept import growth under control, export performance has recorded a remarkable turnaround. After declining by 9.8% in the first quarter of 2000, exports rose by 8.8% and 15.5% in the second and third quarters, respectively. We expect this trend to continue for the remainder of 2000 and into 2001. Also, the government approved a draft budget for 2001 that reaffirms the projected 1.6% of GDP deficit target. By keeping the deficit target unchanged, the government has sent an important signal that it intends to keep fiscal policy under control. Economic growth in 2001 is forecasted to rise 4.6% largely due to the strength in exports.

Hungary:

Hungary's strong macroeconomic outlook continues to impress. Hungary should record GDP growth of 5.3% this year, and 5.5% in 2001, a growth rate significantly better than most other European countries. The growth was mainly driven by the industrial sector and in particular, manufacturing which continues to benefit from stronger Western European demand. In light of the global economic slowdown, this achievement is quite remarkable. Inflation should decline to 9.7% by year-end, and to 6.5% by the end of 2001. The current account deficit is expected to stabilize at 4% of GDP on the back of Hungary's strong export growth. We expect the Hungary's currency to remain strong over the next year due to the large inflow of foreign direct investment.

Czech Republic:

The economic recovery in the Czech Republic has continued to improve on steady export growth and a recovery in domestic demand. GDP growth is forecasted to rebound significantly over the next two years, increasing by 2.3% this year and by 3.2% in 2001, after two years of negative economic growth. Industrial production during the fourth quarter is expected to show growth of 7% compared to 3.7% during the third quarter. Retail sales should be around 5% this year and a sustained growth in sales is expected in the first quarter of next year on a steady recovery in domestic demand. Inflation is close to the EU levels and should remain low.

THE BOARD OF DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

      Since inception, your Board of Directors has consisted largely of independent professionals having no business relationship with the Manager or Adviser. In fact all but three of the combined group of 16 Directors are classified as "disinterested". The three who are considered "interested" are so classified because of present or past business relationships with the Funds and the Deutsche Bank Group. They are not employees of the Funds' Manager or Adviser.

      There are several committees of the Board--including Audit, Advisory, Securities Lending and Pricing--that consist solely of outside Directors. These committees play an important role in overseeing the working of the Fund and its compliance with the various securities regulations.

      At the April 14, 2000 Board Meeting, the Directors adopted an Audit Committee charter in keeping with new rules of the Securities and Exchange Commission and the New York Stock Exchange.

      There are four regularly-scheduled Board Meetings each year. These meetings are combined for the three closed-end funds managed by the Deutsche Bank Group: Germany Fund, New Germany Fund and Central European Equity Fund. While each Fund's Board of Directors focuses on matters relating to its particular Fund, the effect of having combined Boards of Directors meetings expands the professional knowledge contributed at the meetings. In addition to the Board Meetings, there are combined committee meetings (primarily Audit and Advisory) during the year. For coordination, the Fund's Chairman is a member of the Nominating Committee. All committees of the Board otherwise consist exclusively of independent Directors (referred to as disinterested Directors by the SEC), who are free of conflicts that could affect their ability to focus exclusively on the interests of shareholders.

      The list of Directors of all three closed-end funds and their principal occupations is published each year in the proxy statements. We summarize this information on page 7.

                                [PHOTO OMITTED]

  Directors and Officers of the three Closed-End Funds, taken at the New York
         Stock Exchange after their Board Meetings on November 3, 2000

OFFICERS AND ADVISORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

DIRECTORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

 Mr. Detlef Bierbaum, Partner, Sal. Oppenheim & Cie. (private bank)

 Mr. John A. Bult, Chairman, PaineWebber International

*Hon. Richard R. Burt, Chairman, IEP Advisers, LLP; former U.S. Ambassador to
   Germany

*Mr. John H. Cannon, Vice President & Treasurer, Venator Group

*Mr. Richard Goeltz, former Vice Chairman and Chief Financial Officer, American
    Express Co.

*Dr. Franz-Wilhelm Hopp, Member of the Management Board, ERGO
    Versich-erungsgruppe AG (insurance)

*Mr. Ernst-Ulrich Matz, former Chief Financial Officer, IWKA AG (engineering)

*Mr. Edward Schmults, former General Counsel, GTE Corp.; former partner, White &
    Case, former Deputy Attorney General of the United States

*Mr. Hans G. Storr, former CFO, Philip Morris Companies Inc.

 Mr. Christian Strenger, Chairman of the Boards of Directors of the Closed-End
    Funds, former CEO, DWS (Deutsche Bank's mutual fund group)

*Dr. Juergen Strube, Chairman of the Management Board, BASF AG (chemicals)

*Dr. Frank Tromel, former Chairman, Delton AG (industrial holding company)

*Mr. Robert Wadsworth, President, Robert H.Wadsworth & Associates, Inc. (fund administration)

*Mr. Werner Walbrol, President and CEO, German American Chamber of Commerce

*Mr. Otto Wolff von Amerongen, Chairman, Otto Wolff AG (industrial holding company); former director, Exxon Company

*Mr. Peter Zuhlsdorff, Chairman, DIH-Deutsche Industrie Holding, former Chairman of the Board, Wella AG (hair care products)

Note: The Directors of the three funds (Germany Fund, New Germany Fund and Central European Equity Fund) meet together in combined board meetings although they speak for their respective funds. Three Directors sit on all three fund boards: Messrs. Bult, Strenger and Wadsworth. The following sit only on the boards of the Germany Fund and the Central European Equity Fund: Messrs. Bierbaum, Burt, Schmults, Storr, Strube, Walbroel and Wolff. The following sit only on the board of the New Germany Fund: Messrs. Cannon, Goeltz, Hopp, Matz, Troemel and Zuhlsdorff.

* indicates a "disinterested director"

OFFICERS AND ADVISORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Paul W. Higgins, President and Chief Executive Officer of the Closed-End
    Funds, Managing Director and Head of Private Banking Americas of Deutsche
    Bank

Mr. Hanspeter Ackermann, Chief Investment Officer of the Closed-End Funds and
    Managing Director of Deutsche Bank Securities Inc.

Mr. Robert Gambee, Chief Operating Officer and Secretary of the Closed-End
    Funds, Director of Deutsche Bank Securities Inc.

Mr. Joseph Cheung, Chief Financial Officer and Treasurer of the Closed-End Funds and Vice President of Deutsche Bank Securities Inc.

Ms. Isabella Chan, Funds Administrator, Deutsche Bank Securities Inc.

Mr. Thomas Gill, Assistant Vice President of Deutsche Bank Securities Inc.

Mr. Christophe Bernard, Senior Portfolio Manager, Deutsche Asset Management
    International GmbH

Mr. Thomas Bucher, Portfolio Manager, Deutsche Asset Management International
    GmbH

SHARES REPURCHASED AND ISSUED
--------------------------------------------------------------------------------

      During the past five years, the Fund has been purchasing shares of its common stock in the open market. Your Directors continue to believe the Fund represents excellent value. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal year                 1996         1997       1998       1999         2000
                           -------     -------   ---------   ---------   ---------
Shares repurchased         325,300     722,257   2,680,954   1,270,800   1,106,500

Shares issued for
 dividend reinvestment     136,723     592,008   2,082,693      66,019          -0-

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

      The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee. Further information is contained at the end of this Annual Report.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

    Shares                      Description                             Value
   --------                    -------------                           -------
INVESTMENTS IN POLISH
    COMMON STOCKS--28.3%

            BANKS--4.0%
    117,331 Bank Rozwoju Eksportu ..........................         $ 2,651,405
     31,700 Bank Przemyslowo--Handlowy* ....................           1,296,244
     31,500 Bank Pekao* ....................................             317,271
     38,000 Bank Pekao (GDR)*+ .............................             382,850
    215,286 Wielkopolski Bank Kredytowy ....................             977,625
                                                                     -----------
                                                                       5,625,395
                                                                     -----------
            COMPUTER & PERIPHERALS--3.7%
    116,801 Computerland* ..................................           2,664,566
     86,994 Optimus* .......................................           2,546,257
                                                                     -----------
                                                                       5,210,823
                                                                     -----------
            CONSTRUCTION &
               ENGINEERING--2.3%
    373,410 Budimex* .......................................           1,920,693
    588,805 Mostostal Zabrze ...............................           1,260,865
                                                                     -----------
                                                                       3,181,558
                                                                     -----------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES--7.9%
     80,000 Netia (ADR)* ...................................           1,386,000
  1,945,000 Telekomunikacja Polska
              (GDR)+ .......................................           9,773,625
                                                                     -----------
                                                                      11,159,625
                                                                     -----------
            MEDIA--1.3%
    100,000 Agora (GDR)*+ ..................................           1,837,500
                                                                     -----------
            METALS & MINING--1.2%
    155,000 KGHM Polska Miedz (GDR) ........................           1,674,000
                                                                     -----------
            OIL & GAS--1.6%
    300,000 Polski Koncern Naftowy (GDR)+ ..................           2,325,000
                                                                     -----------
            SOFTWARE--3.4%
    180,000 Prokom Software (GDR) ..........................           3,555,000
     93,442 Softbank (GDR) .................................           1,305,853
                                                                     -----------
                                                                       4,860,853
                                                                     -----------
            TRADING COMPANIES &
               DISTRIBUTORS--2.9%
    512,320 Elektrim* ......................................           4,057,544
                                                                     -----------
            Total Investments in
              Polish Common Stocks
              (cost $41,498,979) ...........................          39,932,298
                                                                     -----------
INVESTMENTS IN GERMAN
    SECURITIES--27.9% OF NET ASSETS

            COMMON STOCKS--23.9%

            AUTOMOBILES--2.1%
     60,000 Volkswagen .....................................           2,995,418
                                                                     -----------

            BANKS--2.2%
     74,000 Dresdner Bank ..................................           3,070,261
                                                                     -----------

            CHEMICALS--1.2%
     40,000 Bayer ..........................................           1,732,494
                                                                     -----------

            DIVERSIFIED TELECOMMUNICATIONS
               SERVICES--5.0%
    187,000 Deutsche Telekom ...............................           6,981,978
                                                                     -----------

            HEALTHCARE PROVIDERS &
               SERVICES--1.4%
     25,000 Fresenius Medical Care .........................           1,991,860
                                                                     -----------

            INDUSTRIAL CONGLOMERATES--6.4%
     70,600 Siemens ........................................           8,976,084
                                                                     -----------

            INSURANCE--4.3%
     18,000 Allianz ........................................           6,110,348
                                                                     -----------

            MULTI UTILITIES--1.3%
     35,000 E.ON ...........................................           1,776,993
                                                                     -----------

            Total Common Stocks
              (cost $29,873,490) ...........................          33,635,436
                                                                     -----------
----------
* Non-income producing securities.
+ 144A. Restricted to resale to institutional investors only.
GDR -- Global Depository Receipt
ADR -- American Depository Receipt

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS--October 31, 2000 (continued)
--------------------------------------------------------------------------------

    Shares                      Description                            Value
   --------                    -------------                          -------
INVESTMENTS IN GERMAN
    SECURITIES (continued)

            PREFERRED STOCK--4.0%

            SOFTWARE--4.0%
     28,200 SAP
              (cost $5,243,822) ............................        $ 5,700,703
                                                                    -----------
            Total Investments in
              German Securities
              (cost $35,117,312) ...........................         39,336,139
                                                                    -----------
INVESTMENTS IN HUNGARIAN
    COMMON STOCKS--20.0%

            AUTOMOBILES--1.3%
    240,000 Raba ...........................................          1,895,185
                                                                    -----------
            BANKS--3.2%
     75,000 OTP Bank .......................................          3,478,534
     21,000 OTP Bank (GDR) .................................            964,950
                                                                    -----------
                                                                      4,443,484
                                                                    -----------
            CHEMICALS--0.9%
     89,557 Pannonplast ....................................          1,280,169
                                                                    -----------
            DIVERSIFIED TELECOMMUNICATIONS
               SERVICES--8.2%
    500,000 Matav ..........................................          2,223,941
    398,000 Matav (ADR) ....................................          9,353,000
                                                                    -----------
                                                                     11,576,941
                                                                    -----------
            IT CONSULTING & SERVICES--0.5%
    190,000 Synergon Information System
              (GDR)*+ ......................................            679,250
                                                                    -----------
            OIL & GAS--3.7%
    340,000 Mol Magyar Olaj-ES
              Gazipari (GDR) ...............................          5,210,500
                                                                    -----------

            PHARMACEUTICALS--2.2%
     44,000 Gedeon Richter .................................          2,140,012
     20,000 Gedeon Richter (GDR). ..........................            967,500
                                                                    -----------
                                                                      3,107,512
                                                                    -----------
            Total Investments in
              Hungarian Common Stocks
              (cost $32,282,483) ...........................         28,193,041
                                                                    -----------

INVESTMENTS IN CZECH
    REPUBLIC COMMON STOCKS--12.6%

            BANKS--3.2%
    629,996 Komercni Banka (GDR)* ..........................          4,472,972
                                                                    -----------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES--3.8%
    326,000 Cesky Telecom* .................................          4,289,453
     85,000 Cesky Telecom (GDR)* ...........................          1,122,000
                                                                    -----------
                                                                      5,411,453
                                                                    -----------

            INDUSTRIAL CONGLOMERATES--3.8%
  2,185,000 Ceske Energeticke Zavody* ......................          5,315,771
                                                                    -----------

            TELECOMMUNICATIONS--1.8%
     66,730 Ceske Radiokomunikace (GDR)* ...................          2,510,716
                                                                    -----------

            Total Investments in Czech
              Republic Common Stocks
              (cost $15,661,453) ...........................         17,710,912
                                                                    -----------
----------
* Non-income producing securities.
+ 144A. Restricted to resale to institutional investors only.
GDR -- Global Depository Receipt
ADR -- American Depository Receipt

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS--October 31, 2000 (continued)
--------------------------------------------------------------------------------

    Shares                      Description                             Value
   --------                    -------------                           -------
INVESTMENTS IN AUSTRIAN
    COMMON STOCKS--4.3%

            CONSTRUCTION & ENGINEERING--0.9%
     32,000 VA Technologie ...................................      $  1,293,777
                                                                    ------------
            ELECTRONIC EQUIPMENT
               & INSTRUMENTS--1.2%
     60,000 Austria Technologie &
              Systemtechnik ..................................         1,673,162
                                                                    ------------
            Hotels Restaurants
               & LEISURE--0.6%
     30,000 DO & Co. .........................................           911,340
                                                                    ------------
            IT CONSULTING & SERVICES--0.9%
    112,000 S&T System Integration
              & Technology* ..................................         1,295,811
                                                                    ------------
            Wireless Telecommunication
               Services--0.7%
     90,000 Cybertron Telekom* ...............................           930,666
                                                                    ------------
            Total Investments in
              Austrian Common Stocks
              (cost $12,418,678) .............................         6,104,756
                                                                    ------------

INVESTMENTS IN CROATIAN
    COMMON STOCKS--4.1%

            BANKS--2.1%
    188,000 Zagrebacka Banka (GDR) ...........................         2,961,000
                                                                    ------------
            BEVERAGES--0.2%
      8,721 Karlovacka Pivovara(1) ...........................           299,141
                                                                    ------------
            PHARMACEUTICALS--1.8%
    240,000 Pliva D.D. (GDR) .................................         2,532,000
                                                                    ------------
            Total Investments in
              Croatian Common Stocks
              (cost $6,441,251) ..............................         5,792,141
                                                                    ------------
INVESTMENTS IN RUSSIAN
    COMMON STOCKS--2.7%

            OIL & GAS--2.1%
     30,000 Lukoil (ADR) .....................................         1,627,392
    100,000 Surgutneftegaz (ADR) .............................         1,292,590
                                                                    ------------
                                                                       2,919,982
                                                                    ------------
            WIRELESS TELECOMMUNICATION
               SERVICES--0.6%
     30,400 Mobile Telesystems (ADR)* ........................           839,800
                                                                    ------------

            Total Investments in
              Russian Common Stocks
              (cost $4,513,635) ..............................         3,759,782
                                                                    ------------

            Total Investments--99.9%
              (cost $147,933,791) ............................       140,829,069

            Cash and other assets in
              excess of liabilities--0.1% ....................            94,406
                                                                    ------------

            NET ASSETS--100% .................................       140,923,475
                                                                    ============

----------
 *  Non-income producing securities.
(1) Illiquid security.
GDR -- Global Depository Receipt
ADR -- American Depository Receipt

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS

Investments, at value (cost $147,933,791) ....................................     $ 140,829,069
Cash and foreign currencies ..................................................           676,286
Foreign withholding tax refund receivable ....................................            58,850
Other assets .................................................................             6,461
                                                                                   -------------
    Total assets .............................................................       141,570,666
                                                                                   -------------

LIABILITIES

Payable for securities purchased .............................................           398,168
Management fee payable .......................................................            75,160
Investment advisory fee payable ..............................................            38,809
Payable for shares repurchased ...............................................            16,455
Accrued expenses and accounts payable ........................................           118,599
                                                                                   -------------
    Total liabilities ........................................................           647,191
                                                                                   -------------

NET ASSETS ...................................................................     $ 140,923,475
                                                                                   =============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares of common stock) ....     $ 226,321,803
Cost of 4,775,580 shares held in treasury ....................................       (72,114,614)
Accumulated net realized loss on investments and foreign currency transactions        (6,163,598)
Net unrealized depreciation of investments and foreign currency ..............        (7,120,116)
                                                                                   -------------
Net assets ...................................................................     $ 140,923,475
                                                                                   =============

Net asset value per share
    ($140,923,475 / 8,730,395 shares of
    common stock issued and outstanding) .....................................            $16.14
                                                                                          ======

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                         For the year
                                                                             ended
                                                                          October 31,
                                                                              2000
                                                                         ------------
NET INVESTMENT LOSS

Income
    Dividends (net of foreign withholding taxes of $181,055) ........     $  1,529,766
    Interest ........................................................           58,189
    Securities lending, net .........................................           52,370
                                                                          ------------
       Total income .................................................        1,640,325
                                                                          ------------

Expenses
    Management fee ..................................................        1,102,582
    Investment advisory fee .........................................          555,979
    Custodian and Transfer Agent's fees and expenses ................          255,148
    Reports to shareholders .........................................          211,747
    Directors' fees and expenses ....................................          173,783
    Legal fee .......................................................           70,313
    Audit fee .......................................................           58,000
    NYSE listing fee ................................................           24,260
    Miscellaneous ...................................................           30,034
                                                                          ------------
       Total expenses before custody credits* .......................        2,481,846
       Less: custody credits ........................................          (44,704)
                                                                          ------------
       Net expenses .................................................        2,437,142
                                                                          ------------
Net investment loss .................................................         (796,817)
                                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:
    Investments .....................................................       12,859,659
    Foreign currency transactions ...................................         (290,722)
Net change in unrealized appreciation/depreciation on:
    Investments .....................................................      (11,502,067)
    Translation of other assets and liabilities from foreign currency          (14,036)
                                                                          ------------

Net gain on investments and foreign currency transactions ...........        1,052,834
                                                                          ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................     $    256,017
                                                                          ============

* The custody credits are attributable to interest earned on U.S. cash balances.

      See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  For the year        For the year
                                                                                      ended               ended
                                                                                   October 31,         October 31,
                                                                                       2000               1999
                                                                                  -------------      -------------
INCREASE (DECREASE) IN NET ASSETS

Operations
    Net investment loss .....................................................     $    (796,817)     $    (750,880)
    Net realized gain (loss) on:
       Investments ..........................................................        12,859,659          1,326,518
       Foreign currency transactions ........................................          (290,722)          (608,689)
    Net change in unrealized appreciation/depreciation on:
       Investments ..........................................................       (11,502,067)           878,811
       Translation of other assets and liabilities from foreign currency ....           (14,036)            81,227
                                                                                  -------------      -------------
    Net increase in net assets resulting from operations ....................           256,017            926,987
                                                                                  -------------      -------------
Distributions to shareholders from:
    Net investment income ...................................................                --         (1,430,362)
    Net realized foreign currency gains* ....................................                --           (113,624)
                                                                                  -------------      -------------
                                                                                             --         (1,543,986)
                                                                                  -------------      -------------
Capital share transactions:
    Net proceeds from reinvestment of dividends (0 and
       66,019 shares, respectively, issued from treasury) ...................                --            866,499
    Cost of shares repurchased (1,106,500 and 1,270,800 shares, respectively)       (16,597,292)       (16,809,888)
                                                                                  -------------      -------------
    Net decrease in net assets from capital share transactions ..............       (16,597,292)       (15,943,389)
                                                                                  -------------      -------------
Total decrease in net assets ................................................       (16,341,275)       (16,560,388)

NET ASSETS

Beginning of year ...........................................................       157,264,750        173,825,138
                                                                                  -------------      -------------
End of year (including undistributed net investment income of $-0- as of
  October 31, 2000 and 1999) ................................................     $ 140,923,475      $ 157,264,750
                                                                                  =============      =============

----------
*     Characterized as ordinary income for tax purposes.

      See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--October 31, 2000
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The Central European Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 7, 1990 as The Future Germany Fund, Inc., a non-diversified, closed-end management investment company. The Fund commenced investment operations on March 6, 1990. Pursuant to shareholder approvals, on June 29, 1995, the Fund changed its name and investment objective to allow investment in Central European countries, and on June 20, 1997, the Fund changed its investment policies to permit increased flexibility in the geographic distribution of the Fund's investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in an unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Loans of Portfolio Securities: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

During the year ended October 31, 2000, the Fund reclassified permanent book and tax differences as follows:

                                                                      Increase
                                                                     (decrease)
                                                                      --------
Undistributed net investment income .......................         $   796,817
Undistributed net realized gain on investments
  and foreign currency translations .......................             290,722
Paid-in capital ...........................................          (1,087,539)

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--October 31, 2000 (continued)
--------------------------------------------------------------------------------

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2000, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $119,794 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2000 were $102,539,946 and $117,475,725, respectively.

The cost of investments at October 31, 2000 was $148,039,434 for United States Federal income tax purposes. Accordingly, as of October 31, 2000, net unrealized depreciation of investments aggregated $7,210,365, of which $15,750,107 and $22,960,472 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund utilized approximately $13 million of capital loss carry forward during the year ended October 31, 2000, and had a capital loss carry forward at October 31, 2000 of approximately $6 million which will expire in 2006. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED

No securities were on loan at October 31, 2000. For the year ended October 31, 2000, the Fund earned $52,370 as securities lending fees, net of rebates and agency fees.

NOTE 6. CAPITAL

During the years ended October 31, 2000 and 1999, the Fund purchased 1,106,500 and 1,270,800 of its shares of common stock on the open market at a total cost of $16,597,292 and $16,809,888, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 25.7% and 20.0%, respectively. These shares are held in treasury.

NOTE 7. LITIGATION

On December 23, 1998, a complaint purporting to be a class action was filed against the Fund, its Manager, Investment Adviser and its Directors, alleging such parties failed to take adequate steps to diminish the trading discount of the Fund's shares. On December 29, 1999, the district court dismissed the complaint in its entirety. The decision was appealed and on October 13, 2000, the United States Court of Appeals for the Second Circuit affirmed the dismissal. It is not yet known whether the plaintiffs intend to seek further review of the dismissal. Although the amount of loss, if any, cannot be estimated at the present time, management believes that it will not have a material adverse effect on the Fund's financial condition.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the years indicated:

                                                                      For the year ended October 31,
                                                      ----------------------------------------------------------------
                                                        2000          1999         1998           1997          1996
                                                      --------      --------     --------       --------      --------
Per share operating performance:
Net asset value:
Beginning of year ...............................     $  15.99      $  15.74     $  28.00       $  24.56      $  20.70
                                                      --------      --------     --------       --------      --------
Net investment income (loss) ....................         (.09)         (.08)         .13            .09           .17
Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         (.38)          .09        (6.18)          5.26          3.93
                                                      --------      --------     --------       --------      --------
Increase (decrease) from investment operations ..         (.47)          .01        (6.05)          5.35          4.10
                                                      --------      --------     --------       --------      --------
Increase resulting from share repurchases .......          .62           .40          .82            .28           .14
                                                      --------      --------     --------       --------      --------
Distributions from net investment income ........           --          (.13)        (.01)          (.11)         (.13)
Distributions from net realized
    foreign currency gains+ .....................           --          (.01)          --             --          (.03)
Distributions from net realized
    short-term capital gains+ ...................           --            --        (1.54)            --            --
Distributions from net realized
    long-term capital gains .....................           --            --        (5.02)         (1.81)         (.22)
                                                      --------      --------     --------       --------      --------
Total distributions .............................           --          (.14)       (6.57)         (1.92)         (.38)
                                                      --------      --------     --------       --------      --------
Dilution in NAV from dividend reinvestment ......           --          (.02)        (.46)          (.27)           --
                                                      --------      --------     --------       --------      --------
Net asset value:
    End of year .................................     $  16.14      $  15.99     $  15.74       $  28.00      $  24.56
                                                      ========      ========     ========       ========      ========
Market value:
    End of year .................................     $ 11.875      $  12.50     $13.0625       $ 23.125      $ 19.625
Total investment return for the year:++
    Based upon market value .....................        (5.00)%       (3.29)%     (22.89)%        28.93%        25.28%
    Based upon net asset value ..................          .94%         2.48%      (26.09)%        22.41%        20.74%
Ratio to average net assets:
    Total expenses before custody credits* ......         1.37%         1.44%        1.20%          1.10%         1.08%
    Net investment income (loss) ................         (.44)%        (.44)%        .56%           .32%          .73%
Portfolio turnover ..............................        59.17%        60.35%       97.48%         68.20%        52.30%
Net assets at end of year (000's omitted) .......     $140,923      $157,265     $173,825       $325,972      $289,133

----------
 +    Characterized as ordinary income for tax purposes.
++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
 * The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets would have been 1.35%, 1.43% and 1.17% for 2000, 1999 and 1998, respectively.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Central European Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central European Equity Fund, Inc. (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 8, 2000

REPORT OF STOCKHOLDERS' MEETING (Unaudited)
--------------------------------------------------------------------------------

      The Fund held its Annual Meeting of Stockholders on June 30, 2000. The two matters voted upon by stockholders and the resulting votes for each matter were as follows:

                                                           Voting Results*
                                                   -----------------------------
                                                             Against/
                                                   For      Withheld   Abstained
                                                   ---      --------   ---------
1. Election of the following Directors:
   Richard R. Burt ..........................     6,820         250        --
   Prof. Dr. Claus Kohler ...................     6,812         258        --
   Christian H. Strenger ....................     6,820         250        --
   Werner Walbrol ...........................     6,835         236        --
   Otto Wolff von Amerongen .................     5,744       1,327        --

2. Selection of Independent
     Accountants ............................     7,552          92       139

* In thousands of shares.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited)
--------------------------------------------------------------------------------

      The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

      Under the Plan, participating stockholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

      Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

      For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

      The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited) (continued)
--------------------------------------------------------------------------------

      The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

      Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

      The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

  EXECUTIVE OFFICES

  31 West 52nd Street, New York, NY 10019
  (For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.)

  MANAGER

  Deutsche Bank Securities Inc.

  INVESTMENT ADVISER

  Deutsche Asset Management International GmbH

  CUSTODIAN AND TRANSFER AGENT

  Investors Bank & Trust Company

  LEGAL COUNSEL

  Sullivan & Cromwell

  INDEPENDENT ACCOUNTANTS

  PricewaterhouseCoopers LLP

  DIRECTORS AND OFFICERS

  CHRISTIAN STRENGER
  Chairman and Director

  DETLEF BIERBAUM
  Director

  JOHN A. BULT
  Director

+ RICHARD R. BURT
  Director

+ EDWARD C. SCHMULTS
  Director

+ HANS G. STORR
  Director

  DR. JUERGEN F. STRUBE
  Director

+ ROBERT H. WADSWORTH
  Director

+ WERNER WALBROEL
  Director

  OTTO WOLFF von AMERONGEN
  Director

  PAUL W. HIGGINS
  President and Chief Executive Officer

  HANSPETER ACKERMANN
  Chief Investment Officer

  ROBERT R. GAMBEE
  Chief Operating Officer and Secretary

  JOSEPH M. CHEUNG
  Chief Financial Officer and Treasurer

----------
+     Member of the Audit Committee
      All investment management decisions are made by a committee of United States and German advisors.

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This report, including the financial statements herein, is transmitted to the shareholders of The Central European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI customized composite index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

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                                      CEE
                          ---------------------------
                                     Listed
                          ---------------------------
                                      NYSE
                          THE NEW YORK STOCK EXCHANGE

          Copies of this report and other information are available at:
                                 www.ceefund.com

SUMMARY OF GENERAL INFORMATION
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THE FUND

The Central European Equity Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks capital appreciation primarily through investment in Central and Eastern European equities. It is managed by Deutsche Bank Securities Inc., using investment advice from the Deutsche Asset Management International GmbH unit of Deutsche Bank AG, the world's largest bank.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.

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There are three closed-end funds for your selection:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle market German companies including the Neuer Markt, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o     Central European Equity Fund--investing primarily in Central and Eastern
         Europe.

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

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